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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          MAY 28, 2002
                                                 ------------------------------


                                 PLANETCAD INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                       0-288-42                84-1035353
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)



2520 55TH STREET, SUITE 200, BOULDER, COLORADO                         80301
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code          (303) 209-9100
                                                   ----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

        PRIVATE PLACEMENT OF PREFERRED STOCK

        On May 24, 2002, PlanetCAD Inc (the "Company")issued 1,202,463 shares of convertible preferred stock to existing stockholders of the Company, including 304,972 shares to a venture fund with which its chairman of the board, Eugene Fischer, is affiliated. Assuming conversion of the preferred stock at its current conversion rate, the preferred stock issued on May 24, 2002 would represent approximately 16% of the Company's outstanding stock. The preferred stock was designated the Series B Convertible Preferred Stock pursuant to a certificate of designations filed with the Delaware Secretary of State on May 23, 2002. The agreement related to the issuance of the preferred stock, the certificate of designations for the preferred stock and the press release announcing the transaction are attached as exhibits hereto and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits.

        The following Exhibits are filed as part of this Current Report on Form 8-K:

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
          Exhibit
          Number    Description
          -------   ------------
          4.1       Certificate of Designations, Preferences and Rights of
                    Series B Convertible Preferred Stock dated May 23, 2002.

          10.1 Stock Purchase and Exchange Agreement dated May 24, 2002, by and among PlanetCAD Inc. and the entities listed on the signature page thereto.

          99.1 Press release of PlanetCAD issued on May 28, 2002 concerning the issuance of the preferred stock.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PLANETCAD INC.


Date: May 28, 2002                      By: /s/ Joy Godesiabois
      --------------------                  ------------------------------
                                        Name:  Joy Godesiabois
                                        Title: Chief Financial Officer

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                                  Exhibit Index

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
Number         Description
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
4.1            Certificate of Designations, Preferences and Rights of Series B
               Convertible Preferred Stock dated May 23, 2002.

10.1 Stock Purchase and Exchange Agreement dated May 24, 2002, by and among PlanetCAD Inc. and the entities listed on the signature page thereto.

99.1 Press release of PlanetCAD issued on May 28, 2002 concerning the issuance of the preferred stock.

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